UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2009

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SOTECH, INC.

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(Exact name of Registrant as specified in charter)

Georgia	333-130649	20-0230416
(State of Incorporation)	(Commission File No.)	(IRS Employer
Identification Number)

136 East Genesee Street, Syracuse, New York		13202
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (315) 451-9601

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

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ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 18, 2009, Mary Fortino voluntarily resigned as Secretary, Director, Treasurer and Chief Financial Officer of SoTech, Inc. (the "Company"), from any committees on which she served and from any other positions held with the Company or its affiliates. The Company is not aware of any matters of disagreement between the Company and Ms. Fortino concerning operations, policies or practices, which caused her decision to resign.

On June 18, 2009, Ms. Stephanie Passalaqua, who currently serves as a director of the Company, was appointed to fill the remaining term of Mary Fortino as Secretary, Treasurer, and Chief Financial Officer of the Company.

Item 9.01

Financial Statements and Exhibits

d.

Exhibits

17

Correspondence on departure of director.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2009

SOTECH, INC.

By:	/s/ William D. Harper William D. Harper
President

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